UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) April 19, 2005

                        INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-11165                                        43-1470322
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  (Commission File Number)                    (IRS Employer Identification No.)

       12 East Armour Boulevard
         Kansas City, Missouri                                     64111
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  (Address of Principal Executive Offices)                       (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01.        Regulation FD Disclosure.

         As previously reported, on September 22, 2004, Interstate Bakeries Corporation (the "Company") and each of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the Western District of Missouri (the "Court"). On April 19, 2005, the Company filed with the Court as required by the Bankruptcy Code a consolidated monthly operating report for the four week period ended March 5, 2005. Such report is attached as Exhibit 99.1 and is hereby incorporated by reference.

         Item 8.01         Other Events.

         On April 20, 2005, the Company issued a press release, attached hereto as Exhibit 99.2 and hereby incorporated by reference, announcing a status update with respect to the delayed filing of its fiscal 2004 Form 10-K and fiscal 2005 Form 10-Qs with the Securities and Exchange Commission. The Company also provided information concerning its on-going review of the proper accounting treatment for a defined benefit pension plan to which it contributes, newly discovered issues with respect to the setting of the Company's workers' compensation and auto/general liability reserves and an unrelated charge related to obsolete and abandoned capital assets. In light of these issues, the Company does not expect to file its Form 10-K for the fiscal year ended May 29, 2004 until its assessment of these issues is complete and its independent auditors complete their audit of the Company's financial statements for the fiscal year ended May 28, 2005, which is not expected to be completed prior to August of 2005. The Company remains uncertain when it will file Quarterly Reports for the quarters ended November 15, 2004, March 6, 2004, August 21, 2004, November 13, 2004 and March 5, 2005 and amended Quarterly Reports for the quarters ended November 15, 2003 and March 6, 2004.

         Depending upon the results of the Company's ongoing review, the previously announced preliminary unaudited financial information for the year ended May 29, 2004 and the fiscal 2005 first quarter ended August 21, 2004 and, potentially, prior period financial statements may require correction or restatement related to the issues discussed in the press release. In addition, the monthly consolidated operating reports filed by the Company with the bankruptcy court do not reflect the impact of the Company's review of such matters. However, the report filed for the four week period ended March 5, 2005 does include adjustments related to workers' compensation and auto/general liability reserves and a charge to obsolete and abandoned capital assets.

         Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.  Description
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  99.1       Interstate Bakeries Corporation Consolidated Monthly Operating
             Report for the four week period ended March 5, 2005.

  99.2       Interstate Bakeries Corporation press release dated April 20, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2005                    INTERSTATE BAKERIES
                                             CORPORATION


                                             By: /s/ Ronald B. Hutchison
                                                --------------------------------
                                                Ronald B. Hutchison
                                                Executive Vice President and
                                                Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------

  99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended March 5, 2005.

  99.2       Interstate Bakeries Corporation press release dated April 20, 2005.